Exhibit 99.1

Alpine 4 Holdings Announces Nasdaq Required Reverse Split to Obtain Minimum Price Compliance

PHOENIX, AZ, USA / May 12th, 2023 -Alpine 4 Holdings, Inc. (Nasdaq: ALPP) ("Alpine 4" or the "Company"), a leading operator and owner of small market businesses, announced today that its previously announced reverse stock split ("Reverse Split") of the Company’s common stock, par value $0.0001 per share, and all classes of corresponding common stock adjustment will become effective at 3:00 p.m. Eastern Time on May 12, 2023. The Company’s Class A common stock will begin trading on a split-adjusted basis on the Nasdaq Stock Market ("Nasdaq") when the markets open on Monday, May 15, 2023, under the existing trading symbol "ALPP" and new CUSIP number: 02083E204.

At the Company's Annual Meeting held on April 18, 2023, upon the recommendation of the Company’s Board of Directors, the Company’s shareholders approved the Reverse Split to be implemented in a range of 1-for-1.5 to 1-for-10 shares for the shares of the Company's issued and outstanding Class A, B and C common. As a result of the Reverse Split, every 8 shares of the Company's issued and outstanding Class A, Class B, and Class C common stock automatically combined into one share of issued and outstanding Class A, Class B, and Class C common stock, respectively. No fractional shares will be issued in connection with the Reverse Split. Any fractional shares created as a result of the Reverse Split will be rounded up to the nearest whole share for each stockholder. The Reverse Split impacts all holders of Alpine 4 Holdings common stock proportionally and will not impact any shareholders' percentage ownership of common stock (except for de minimis changes resulting from rounding up to the next whole shares).

The number of shares of the Company’s Class A common stock outstanding will be reduced from approximately 180,037,350 shares to approximately 22,504,669 shares.

Alpine 4 expects that the Reverse Split will increase the market price per share of the Company's common stock, bringing the Company into compliance with The Nasdaq Capital Market's $1.00 minimum bid price requirement.

Registered stockholders holding pre-split shares of the Company's common stock are not required to take any action to receive post-split shares. Stockholders owning shares via a broker, bank, trust or other nominee will have their positions automatically adjusted to reflect the Reverse Split, and will not be required to take any action in connection with the Reverse Split.

Additional information regarding the Reverse Split is available in the Company's definitive proxy statement (Form DEF 14A) filed with the United States Securities and Exchange Commission on March 7, 2022.

Additionally, the Company’s Board of Directors implemented the reduction in the authorized shares of Class A Common Stock approved by the Company’s shareholders at the Company’s April 18, 2023, Annual Meeting. Effective May 12, 2023, the number of authorized shares of Class A Common Stock was reduced from 295,000,000 to 200,000,000.

About Alpine 4 Holdings: Alpine 4 Holdings, Inc. is a Nasdaq traded Holding Company (trading symbol: ALPP) that acquires business, wholly, that fit under one of several portfolios: Aerospace, Defense Services, Technology, Manufacturing or Construction Services as either a Driver, Stabilizer or Facilitator from Alpine 4's disruptive DSF business model. Alpine 4 works to vertically integrate the various subsidiaries with one another even if from different industries. Alpine 4 understands the nature of how technology and innovation can accentuate a business, focusing on how the adaptation of new technologies, even in brick-and-mortar businesses, can drive innovation. Alpine 4 also believes that its holdings should benefit synergistically from each other, have the ability to collaborate across varying industries, spawn new ideas, and create fertile ground for competitive advantages.
Four principles at the core of our business are Synergy. Innovation. Drive. Excellence. At Alpine 4, we believe synergistic innovation drives excellence. By anchoring these words to our combined experience and capabilities, we can aggressively pursue opportunities within and across vertical markets. We deliver solutions that not only drive industry standards, but also increase value for our shareholders.
Contact: Investor Relations

investorrelations@alpine4.com

www.alpine4.com

Forward-Looking Statements: Certain statements and information in this press release may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Private Securities Litigation Reform Act of 1995. Such statements generally include the words “will,” “plans,” “intends,” “targets,” “expects,” “outlook,” “believes,” “anticipates” or similar expressions. Forward-looking statements may include, without limitation, financing plans; business strategies and expectations; operating plans; impact of COVID-19; capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost-reduction initiatives, plans and objectives; litigation related strategies and outcomes; markets for securities and expected future repurchases of shares, including statements about the manner, amount and timing of repurchases. Actual results could differ materially from the views expressed. The information disclosed in this press release is made as of the date hereof and reflects Alpine 4’s most current assessment of its historical performance and future plans. These forward-looking statements are not guarantees of future performance and are subject to uncertainties and other factors that could cause actual results to differ materially from those expressed in the forward-looking statements including, without limitation, the risks, uncertainties, including the uncertainties surrounding the current market volatility, and other factors the Company identifies from time to time in its filings with the SEC. Although Alpine 4 believes that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate and, as a result, the forward-looking statements based on those assumptions also could be incorrect. You should not place undue reliance on these forward-looking statements.

Other factors that may affect our businesses include global economic trends, competition and geopolitical risks, including changes in the rates of investment or economic growth in key markets we serve, or an escalation of sanctions, tariffs or other trade tensions between the U.S. and China or other countries, and related impacts on our businesses' global supply chains and strategies; market developments or customer actions that may affect demand and the financial performance of major industries and customers we serve, such as secular, cyclical and competitive pressures in our Technology, Construction and Manufacturing businesses; pricing, the timing of customer investment and other factors in these markets; demand for our products or other dynamics related to the COVID-19 pandemic; conditions in key geographic markets; and other shifts in the competitive landscape for our products and services; changes in law, regulation or policy that may affect our businesses, such as trade policy and tariffs, regulation and the effects of tax law changes; our decisions about investments in research and development, and new products, services and platforms, and our ability to launch new products in a cost-effective manner; our ability to increase margins through implementation of operational changes, restructuring and other cost reduction measures; the impact of actual or potential failures of our products or third-party products with which our products are integrated, and related reputational effects; the impact of potential information technology, cybersecurity, or data security breaches at Alpine 4, our subsidiaries or third parties; and the other factors that are described in "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2022, as updated in our Quarterly Reports on Form 10-Q. The forward-looking statements contained in this release are made as of the date hereof, and

Alpine 4 expressly disclaims any intention or obligation to update the forward-looking statements for subsequent events.